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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

                Date of Report (Date of earliest event reported)

                                   June 14, 1996

                                 ROSS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    CALIFORNIA
         (State or other jurisdiction of incorporation or organization)

                  0-19092                   94-2170198
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          Commission File Number         (I.R.S. Employer
                                       Identification Number)

                           555 Twin Dolphin Drive
                        Redwood City, California 94065
                   (Address of principal executive offices)


                              (415) 593-2500
             (Registrant's telephone number, including area code)


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Item 4. Changes in Registrants' Certifying Accountant.

    KPMG Peat Marwick LLP ("Peat Marwick") was previously the principal accountants for Ross Systems, Inc. (the Company). On June 14, 1996, that firm's appointment as principal accountants was terminated by dismissal and Coopers & Lybrand LLP was engaged as principal accountants. The decision to change accountants was approved by the Audit Committee of the Board of Directors.

    In connection with the audits of the two fiscal years ended June 30, 1995, and the subsequent interim period through June 14, 1996, there were no disagreements between Peat Marwick and the Company with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Peat Marwick's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

    The audit reports of Peat Marwick on the consolidated financial statements of Ross Systems Inc. and subsidiaries as of and for the years ended June 30, 1995 and 1994, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows with respect to the 1995 Audit report:

        As discussed in Note 7 to the consolidated financial statements, the Company is a defendant in a securities class action lawsuit. The parties have reached a definitive agreement for settlement of this matter. The Company has accordingly accrued a liability at June 30, 1995, related to its estimate of the amount of the eventual settlement of the lawsuit. However, there can be no assurance that the settlement will be approved by the court. If the settlement does not become effective, the parties will return to litigation, for which the Company is unable to predict the outcome. Should the Company be required to provide an additional liability or should the payment terms be unfavorable, its liquidity may be adversely impacted and it may be necessary to raise additional capital.

Subsequent to the issuance of the audit report, the court approved the settlement.

                                *******

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                       ROSS SYSTEMS, INC.


Date:  June 19, 1996                        /s/ James A. Watts, Jr.
                                       --------------------------------
                                       James A. Watts, Jr.
                                       Vice President, Finance and
                                       Administration and Chief
                                       Financial Officer and Secretary